Exhibit 99.1

TTEC Announces Third Quarter 2025

Financial Results

Third Quarter 2025

Revenue was $519.1 Million

Net Loss was $11.1 Million or negative 2.1 Percent of Revenue

(Net Income of $5.9 Million or 1.1 Percent of Revenue Non-GAAP)

Adjusted EBITDA was $43.4 Million or 8.4 Percent of Revenue

Reiterates Outlook for Full Year 2025

Announces Term Extension of Credit Facility

AUSTIN, Texas, November 6, 2025 – TTEC Holdings, Inc. (NASDAQ:TTEC), a leading global CX (customer experience) technology and services innovator for AI-enabled CX with solutions from TTEC Engage and TTEC Digital, announced today financial results for the third quarter ended September 30, 2025.

"Our third quarter 2025 financial performance delivered to plan as we continue to balance operational excellence with investments in innovation and growth. As expected, our Engage third quarter profitability was down compared to the prior year. This short-term decline was the result of expenses ahead of our fourth quarter healthcare seasonal ramps and planned investments for future growth. Consequently, our Engage operating margins this quarter do not reflect the momentum we are seeing in the underlying business. Our digital first approach that blends AI and analytics with CX technical expertise and operational excellence continues to resonate in the market with both new and existing clients,” commented Ken Tuchman, chairman and chief executive officer of TTEC.

“In TTEC Engage, we added new significant clients, expanded our existing client relationships with our full portfolio of CX services, and deployed AI in over a hundred programs across numerous customers. In TTEC Digital, we closed many meaningful new clients this quarter and grew our professional services revenue with our AI focused partners. Looking ahead, every organization today faces an immediate mandate to transform. With our end-to-end AI-enabled technology and services platform, we are well-positioned to drive each client's vision forward," Tuchman continued.

THIRD QUARTER 2025 FINANCIAL HIGHLIGHTS

Revenue

•	Third quarter 2025 GAAP revenue was $519.1 million, a 1.9 percent decrease compared to $529.4 million in the prior year.
•	Foreign exchange had a $2.2 million positive impact on revenue in the third quarter of 2025.

Income from Operations

•	Third quarter 2025 GAAP income from operations was $12.3 million, or 2.4 percent of revenue, compared to income from operations of $12.9 million, or 2.4 percent of revenue in the prior year.
•	Non-GAAP income from operations, excluding restructuring and impairment charges, equity-based compensation expenses, amortization of purchased intangibles, and other items, was $28.9 million, or 5.6 percent of revenue, compared to $34.1 million, or 6.4 percent of revenue in the prior year.
•	Foreign exchange had a nominal impact on Non-GAAP income from operations in the third quarter of 2025.

Adjusted EBITDA

•	Third quarter 2025 Non-GAAP Adjusted EBITDA was $43.4 million, or 8.4 percent of revenue, compared to $50.3 million, or 9.5 percent of revenue in the prior year.

Earnings Per Share

•	Third quarter 2025 GAAP fully diluted net loss per share was $0.23 compared to net loss per share of $0.40 in the prior year.
•	Non-GAAP fully diluted earnings per share was $0.12 compared to $0.11 in the prior year.

CASH FLOW AND BALANCE SHEET

•	Cash flow from operations in the third quarter of 2025 was $4.2 million compared to a negative $91.4 million for the third quarter of 2024.

•	Free cash flow in the third quarter of 2025 was a negative $9.6 million compared to a negative $100.2 million for the third quarter of 2024.

•	Capital expenditures in the third quarter of 2025 were $13.8 million compared to $8.8 million for the third quarter of 2024.

•	As of September 30, 2025, TTEC had cash and cash equivalents of $73.5 million and debt of $886.0 million, resulting in a net debt position of $812.5 million. This compares to a net debt position of $931.5 million for the same period 2024.

•	On November 5, 2025, TTEC extended the term of its Credit Facility through November 23, 2027. For further details about our Credit Facility and its terms, please refer our disclosure in our quarterly report on Form 10-Q.

SEGMENT REPORTING & COMMENTARY

TTEC reports financial results for TTEC Digital and TTEC Engage business segments. Financial highlights for the two business segments are provided below.

TTEC Digital – Design, build and operate tech-enabled, insight-driven CX solutions

•	Third quarter 2025 GAAP revenue for TTEC Digital was $121.9 million, an increase of 5.4 percent compared to $115.7 million for the year ago period.
•	Income from operations was $4.9 million or 4.0 percent of revenue compared to $7.5 million or 6.5 percent of revenue in the prior year.
•	Non-GAAP income from operations was $11.6 million, or 9.5 percent of revenue compared to non-GAAP operating income of $14.4 million or 12.5 percent of revenue in the prior year.

TTEC Engage – Technology-enabled customer care, acquisition, and fraud mitigation services

•	Third quarter 2025 GAAP revenue for TTEC Engage was $397.2 million, a 4.0 percent decrease from $413.8 million for the year ago period.
•	Income from operations was $7.5 million or 1.9 percent of revenue compared to $5.4 million or 1.3 percent of revenue in the prior year.
•	Non-GAAP income from operations was $17.3 million, or 4.3 percent of revenue, compared to non-GAAP operating income of $19.7 million, or 4.8 percent of revenue in the prior year.
•	Foreign exchange had a $2.1 million positive impact on revenue and a nominal impact on income from operations in the third quarter of 2025.

BUSINESS OUTLOOK

“Although our third quarter results reflect a decline in profitability compared to the prior year, they were in line with our expectations. In TTEC Digital, we continue to diversify and scale with our CX technology partners as the market shifts from legacy infrastructure to enterprise-wide digital transformations in the cloud. We are pleased with the growth from our new partnerships, recognizing the remix is creating temporary pressure on the segment’s revenue and profit margins. In TTEC Engage, the profitability decline was expected as we incurred up-front expenses to grow key clients and ramp for higher fourth quarter healthcare seasonality. We are confident the Engage fourth quarter profitability will deliver year over year growth both in the quarter and for the second half of the year,” commented Kenny Wagers, chief financial officer of TTEC.

TTEC Full Year 2025 Outlook

	Full Year 2025		Full Year 2025
	Guidance		Mid-Point
Revenue	$2,064M	— $2,114M	$2,089M
Non-GAAP adjusted EBITDA	$215M	— $235M	$225M
Non-GAAP adjusted EBITDA margins	10.4%	— 11.1%	10.8%
Non-GAAP operating income	$154M	— $174M	$164M
Non-GAAP operating income margins	7.4%	— 8.2%	7.8%
Interest expense, net	($72M)	— ($74M)	($73M)
Non-GAAP adjusted tax rate	40%	— 44%	42%
Diluted share count	48.1M	— 48.5M	48.3M
Non-GAAP earnings per a share	$0.95	— $1.20	$1.08

Engage Full Year 2025 Outlook

	Full Year 2025		Full Year 2025
	Guidance		Mid-Point
Revenue	$1,606M	— $1,636M	$1,621M
Non-GAAP adjusted EBITDA	$151M	— $163M	$157M
Non-GAAP adjusted EBITDA margins	9.4% — 10.0%		9.7%
Non-GAAP operating income	$101M	— $113M	$107M
Non-GAAP operating income margins	6.3%	— 6.9%	6.6%

Digital Full Year 2025 Outlook

	Full Year 2025		Full Year 2025
	Guidance		Mid-Point
Revenue	$458M	— $478M	$468M
Non-GAAP adjusted EBITDA	$64M	— $72M	$68M
Non-GAAP adjusted EBITDA margins	13.9%	— 15.0%	14.5%
Non-GAAP operating income	$53M	— $61M	$57M
Non-GAAP operating income margins	11.5%	— 12.7%	12.1%

The company has not quantitatively reconciled its guidance for Non-GAAP operating income, Non-GAAP operating income margins, Non-GAAP adjusted EBITDA, Non-GAAP adjusted EBITDA margins, Non-GAAP adjusted tax rate, or Non-GAAP earnings per share to their respective most comparable GAAP measures because certain of the reconciling items that impact these metrics, including restructuring and impairment charges, equity-based compensation expense, changes in acquisition contingent consideration, depreciation and amortization expense, and provision for income taxes are dependent on the timing of future events outside of the Company’s control or cannot be reliably predicted. Accordingly, the Company is unable to provide reconciliations to GAAP operating income, operating income margins, EBITDA margins, and diluted earnings per share without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the Company’s 2025 financial results as reported under GAAP.

NON-GAAP FINANCIAL MEASURES

This press release contains a discussion of certain Non-GAAP financial measures that the company includes to allow investors and analysts to measure, analyze and compare its financial condition and results of operations in a meaningful and consistent manner. A reconciliation of these Non-GAAP financial measures can be found in the tables accompanying this press release.

•	GAAP metrics are presented in accordance with Generally Accepted Accounting Principles.

•	Non-GAAP - As reflected in the attached reconciliation table, the definition of Non-GAAP may exclude from operating income, EBITDA, net income and earnings per share restructuring and impairment charges, equity-based compensation expenses, amortization of purchased intangibles, among other items.

EARNINGS WEBCAST/CONFERENCE CALL

TTEC will host a live webcast and conference call at 8:30 a.m. ET on Friday, November 7, 2025. You are invited to join a live webcast of the conference call by visiting the "Investors Relations" section of the TTEC website at www.ttec.com. If you are unable to participate during the live webcast, a replay will be available on the TTEC website.

ABOUT TTEC

TTEC (pronounced T-TEC) Holdings, Inc. (NASDAQ:TTEC) is a leading global CX (customer experience) technology and services innovator for AI-enabled digital CX solutions. Serving iconic and disruptive brands, TTEC's outcome-based solutions span the entire enterprise, touch every virtual interaction channel, and improve each step of the customer journey. Leveraging next-gen digital technology, the Company's TTEC Digital business designs, builds, and operates omnichannel contact center technology, CRM, AI and analytics solutions. The company's TTEC Engage business delivers AI-enabled customer engagement, customer acquisition and growth, tech support, back office, and fraud prevention services. Founded in 1982, the company's singular obsession with CX excellence has earned it leading client, customer, and employee satisfaction scores across the globe. The company's employees operate on six continents and bring technology and humanity together to deliver happy customers and differentiated business results. To learn more visit us at https://www.ttec.com.

FORWARD-LOOKING STATEMENTS

This Earnings Press Release and related oral statements contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements relating to our operations, expected financial position, results of operation, effective tax rate, cash flow, leverage, liquidity, business strategy, profit improvement actions, competitive position, demand for our services in international operations, acquisition opportunities and impact of acquisitions, capital allocation and dividends, growth opportunities, spending, capital expenditures and investments, competition and market forecasts, industry trends, our human capital resources, and other business, operational and financial matters that are based on our current expectations, assumptions, and projections with respect to the future, and are not a guarantee of performance.

In this Release when we use words such as “may,” “believe,” “plan,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “would,” “could,” “target,” or similar expressions, or when we discuss our strategy, plans, goals, initiatives, or objectives, we are making forward-looking statements. Unless otherwise indicated or except where the context otherwise requires, the terms “TTEC,” “the Company,” “we,” “us” and “our” and other similar terms in this report refer to TTEC Holdings, Inc. and its subsidiaries. We caution you not to rely unduly on any forward-looking statements. Actual results may differ materially from those expressed in the forward-looking statements, and you should review and consider carefully the risks, uncertainties, and other factors that affect our business and may cause such differences as outlined in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”) which are available on TTEC’s website www.ttec.com, and on the SEC's public website at www.sec.gov.

Our forward-looking statements speak only as of the date that this release is issued. We undertake no obligation to update them, except as may be required by applicable law. Although we believe that our forward-looking statements are reasonable, they depend on many factors outside of our control and we can provide no assurance that they will prove to be correct.

TTEC HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024

Revenue	$519,143	$529,427	$1,566,942	$1,640,150

Operating Expenses:
Cost of services	413,635	415,226	1,227,455	1,286,934
Selling, general and administrative	68,941	71,580	209,632	219,881
Depreciation and amortization	22,026	24,042	67,612	74,258
Restructuring charges, net	1,771	1,002	4,883	6,346
Impairment losses	441	4,688	1,966	241,544
Total operating expenses	506,814	516,538	1,511,548	1,828,963

Income / (Loss) From Operations	12,329	12,889	55,394	(188,813)

Other income (expense), net	(12,278)	(22,462)	(39,218)	(60,573)

Income / (Loss) Before Income Taxes	51	(9,573)	16,176	(249,386)

Provision for income taxes	(11,117)	(9,395)	(30,720)	(65,850)

Net Income / (Loss)	(11,066)	(18,968)	(14,544)	(315,236)

Net (loss) / income attributable to noncontrolling interest	(2,305)	(2,154)	(5,430)	(7,730)

Net Income / (Loss) Attributable to TTEC Stockholders	$(13,371)	$(21,122)	$(19,974)	$(322,966)

Net Income / (Loss) Per Share

Basic	$(0.23)	$(0.40)	$(0.30)	$(6.63)

Diluted	$(0.23)	$(0.40)	$(0.30)	$(6.63)

Net Income / (Loss) Per Share Attributable to TTEC Stockholders

Basic	$(0.28)	$(0.44)	$(0.42)	$(6.79)

Diluted	$(0.28)	$(0.44)	$(0.42)	$(6.79)

Income / (Loss) From Operations Margin	2.4%	2.4%	3.5%	(11.5)%
Net Income / (Loss) Margin	(2.1)%	(3.6)%	(0.9)%	(19.2)%
Net Income / (Loss) Attributable to TTEC Stockholders Margin	(2.6)%	(4.0)%	(1.3)%	(19.7)%
Effective Tax Rate	21798.0%	(98.1)%	189.9%	(26.4)%

Weighted Average Shares Outstanding
Basic	48,460	47,723	48,098	47,573
Diluted	48,460	47,723	48,098	47,573

TTEC HOLDINGS, INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(In thousands)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024

Revenue:
TTEC Digital	$121,916	$115,669	$343,702	$344,068
TTEC Engage	397,227	413,758	1,223,240	1,296,082
Total	$519,143	$529,427	$1,566,942	$1,640,150

Income / (Loss) From Operations
TTEC Digital	$4,859	$7,474	$22,132	$16,771
TTEC Engage	7,470	5,415	33,262	(205,584)
Total	$12,329	$12,889	$55,394	$(188,813)

TTEC HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	September 30,	December 31,
	2025	2024

ASSETS
Current assets:
Cash and cash equivalents	$73,508	$84,991
Accounts receivable, net	424,454	452,573
Prepaids and other current assets	110,393	92,947
Income and other tax receivables	27,264	21,785
Total current assets	635,619	652,296

Property and equipment, net	116,803	132,051
Operating lease assets	90,888	91,263
Goodwill	573,790	571,197
Other intangibles assets, net	141,451	164,808
Income and other tax receivables, long-term	12,770	31,781
Other assets	110,327	109,984

Total assets	$1,681,648	$1,753,380

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$78,067	$84,180
Accrued employee compensation and benefits	131,913	137,636
Deferred revenue	69,400	64,752
Current operating lease liabilities	34,178	33,358
Other current liabilities	49,581	34,010
Total current liabilities	363,139	353,936

Long-term liabilities:
Line of credit	882,500	975,000
Non-current operating lease liabilities	66,832	71,008
Other long-term liabilities	88,371	85,317
Total long-term liabilities	1,037,703	1,131,325

Equity:
Common stock	485	477
Additional paid in capital	429,350	420,181
Treasury stock	(584,900)	(584,900)
Accumulated other comprehensive income (loss)	(108,183)	(132,121)
Retained earnings	526,643	546,617
Noncontrolling interest	17,411	17,865
Total equity	280,806	268,119

Total liabilities and equity	$1,681,648	$1,753,380

TTEC HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended	Nine Months Ended
	September 30,	September 30,
	2025	2024

Cash flows from operating activities:
Net (loss) income	$(14,544)	$(315,236)
Adjustment to reconcile net (loss) income to net cash provided by operating activities :
Depreciation and amortization	67,612	74,258
Amortization of contract acquisition costs	1,047	1,363
Amortization of debt issuance costs	1,587	1,578
Imputed interest expense and fair value adjustments to contingent consideration	-	(1,496)
Provision for credit losses	700	2,744
Loss on disposal of assets	904	1,778
Impairment losses	1,966	241,544
Loss on dissolution of subsidiary	-	-
Deferred income taxes	(1,846)	38,922
Excess tax benefit from equity-based awards	1,861	3,921
Equity-based compensation expense	10,378	15,249
Loss / (gain) on foreign currency derivatives	(331)	244
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	32,893	(37,497)
Prepaids and other assets	21,166	(12,959)
Accounts payable and accrued expenses	16,456	(49,122)
Deferred revenue and other liabilities	(21,344)	(23,023)
Net cash provided by operating activities	118,505	(57,732)

Cash flows from investing activities:
Proceeds from sale of property, plant and equipment	4,476	146
Purchases of property, plant and equipment	(26,381)	(36,465)
Net cash used in investing activities	(21,905)	(36,319)

Cash flows from financing activities:
Net proceeds from / (repayments of) line of credit	(92,500)	30,000
Payments on other debt	(1,770)	(1,873)
Dividends paid to shareholders	-	(2,847)
Payments to noncontrolling interest	(6,396)	(6,908)
Tax payments related to the issuance of restricted stock units	(1,201)	(945)
Payments of debt issuance costs	(1,031)	(2,635)
Net cash used in financing activities	(102,898)	14,792

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(5,185)	2,283

(Decrease) in cash, cash equivalents and restricted cash	(11,483)	(76,976)
Cash, cash equivalents and restricted cash, beginning of period	84,991	173,905
Cash, cash equivalents and restricted cash, end of period	$73,508	$96,929

TTEC HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(In thousands, except per share data)
(unaudited)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024

Revenue	$519,143	$529,427	$1,566,942	$1,640,150

Reconciliation of Non-GAAP Income from Operations and EBITDA:

Net Income / (Loss) from Operations	$12,329	$12,889	$55,394	$(188,813)
Restructuring charges, net	1,771	1,002	4,883	6,346
Impairment losses	441	4,688	1,966	241,544
Property costs not related to operations	-	424	(46)	2,329
Mexico VAT consulting fees	106	-	926	-
Liability related to notifications triggered by labor scheme (1)	-	2,563	-	(187)
Expenses related to non-binding offer	3,426	-	10,445	-
Equity-based compensation expenses	3,083	4,333	10,384	15,249
Amortization of purchased intangibles	7,727	8,169	23,215	25,053

Non-GAAP Income from Operations	$28,883	$34,068	$107,167	$101,521

Non-GAAP Income from Operations Margin	5.6%	6.4%	6.8%	6.2%

Depreciation and amortization	14,299	15,873	44,397	48,152
Changes in acquisition contingent consideration	-	(449)	-	(1,496)
Gain on property sale	-	-	(629)	-
Mexico VAT Recovery	(1,716)	-	(8,341)	-
Foreign SS Tax Recovery	-	-	-	(853)
Foreign VAT receivable writeoff	-	-	-	770
Foreign exchange loss / (gain), net	(1,959)	1,825	1,818	2,381
Other Income (expense), net	3,848	(1,041)	7,141	953

Adjusted EBITDA	$43,355	$50,276	$151,553	$151,428

Adjusted EBITDA Margin	8.4%	9.5%	9.7%	9.2%

Reconciliation of Non-GAAP EPS:

Net Income	$(11,066)	$(18,968)	$(14,544)	$(315,236)
Add:Asset impairment and restructuring charges	2,212	5,690	6,849	247,890
Add:Equity-based compensation expenses	3,083	4,333	10,384	15,249
Add:Amortization of purchased intangibles	7,727	8,169	23,215	25,053
Add:Property costs not related to operations	-	424	(46)	2,329
Add:Liability related to notifications triggered by labor scheme	-	2,563	-	(187)
Add:Foreign SS Tax Recovery	-	-	-	(853)
Add:Foreign VAT receivable writeoff	-	-	-	770
Add:Changes in acquisition contingent consideration	-	(449)	-	(1,496)
Add:Foreign VAT (inclusive of interest)	(1,889)	-	(14,978)	-
Add:Fees related to non-binding offer	3,426	-	10,445	-
Add:Gain on property sale	-	-	(629)	-
Add:Foreign exchange loss / (gain), net	(1,959)	1,825	1,818	2,381
Less:Changes in valuation allowance, return to provision adjustments and other, and tax effects of items separately disclosed above	4,324	1,810	7,525	48,752

Non-GAAP Net Income	$5,858	$5,397	$30,039	$24,652

Diluted shares outstanding	48,460	47,723	48,098	47,573

Non-GAAP EPS	$0.12	$0.11	$0.62	$0.52

Reconciliation of Free Cash Flow:

Cash Flow From Operating Activities:
Net (loss) / income	$(11,066)	$(18,968)	$(14,544)	$(315,236)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,026	24,042	67,612	74,258
Other	(6,756)	(96,451)	65,437	183,246
Net cash provided by operating activities	4,204	(91,377)	118,505	(57,732)

Less - Total Cash Capital Expenditures	13,794	8,783	26,381	36,465

Free Cash Flow	$(9,590)	$(100,160)	$92,124	$(94,197)

(1) -  For further information, please see discussion in the Risk Factors section of the 2024 Form 10-K filed on February 27, 2025.

TTEC HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
(In thousands, except per share data)
(unaudited)

Reconciliation of Non-GAAP Income from Operations and Adjusted EBITDA by Segment :

	TTEC Engage		TTEC Digital		TTEC Engage		TTEC Digital
	Q3 25	Q3 24	Q3 25	Q3 24	YTD 25	YTD 24	YTD 25	YTD 24

(Loss) / Income from Operations	$7,470	$5,414	$4,859	$7,474	$33,262	$(205,585)	$22,132	$16,771
Restructuring charges, net	1,163	202	608	801	3,342	5,697	1,540	650
Impairment losses	441	4,255	-	433	1,728	238,600	239	2,944
Property costs not related to operations	-	424	-	-	(46)	2,329	-	-
Mexico VAT Consulting Fees	106	-	-	-	926	-	-	-
Expenses related to non-binding offer	2,107	-	1,319	-	7,332	-	3,113	-
Liability related to notifications triggered by labor scheme	-	2,563	-	-	-	(187)	-	-
Equity-based compensation expenses	1,903	2,701	1,180	1,632	6,343	9,748	4,041	5,501
Amortization of purchased intangibles	4,070	4,098	3,657	4,071	12,219	12,306	10,996	12,747

Non-GAAP Income from Operations	$17,260	$19,657	$11,623	$14,411	$65,106	$62,908	$42,061	$38,613

Depreciation and amortization	11,964	12,958	2,335	2,915	36,444	39,849	7,952	8,303
Changes in acquisition contingent consideration	-	(449)	-	-	-	(1,496)	-	-
Gain on Property Sale	-	-	-	-	(629)	-	-	-
Mexico VAT Recovery	(1,716)	-	-	-	(8,341)	-	-	-
Foreign VAT receivable writeoff	-	-	-	-	-	770	-	-
Foreign SS Tax Recovery	-	-	-	-	-	(853)	-	-
Foreign exchange loss / (gain), net	(1,959)	1,725	-	100	1,610	2,518	209	(138)
Other Income (expense), net	3,848	(944)	-	(97)	7,347	833	(206)	121

Adjusted EBITDA	$29,397	$32,947	$13,958	$17,329	$101,537	$104,529	$50,016	$46,899